SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

L.A.M. PHARMACEUTICAL, CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

L.A.M. PHARMACEUTICAL, CORP.

800 Sheppard Avenue West, Commercial Unit 1
Toronto, Ontario
Canada M3H 6B4
(877) 526-7717 or (716) 754-2002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 9, 2004

To the Stockholders of L.A.M. Pharmaceutical, Corp.:

     NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (“Special Meeting”) of L.A.M. Pharmaceutical, Corp., will be held at the Ambassador Meeting Room of the Holiday Inn Select, 200 Third Street, Niagara Falls, New York 14303, United States of America on March 9, 2004, at 9:00 a.m., for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

(1)	To amend the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock to a total of 150,000,000 shares of Common Stock;

(2)	To vote to adjourn the Special Meeting if there are not sufficient votes to approve one or more matters, in order to provide additional time to solicit proxies; and

(3)	To transact such other business as may properly come before the Special Meeting.

     The Special Meeting of stockholders is being called by the Company’s Board of Directors. The Board of Directors has fixed the close of business on January 20, 2004, as the Record Date for the determination of the stockholders entitled to notice of and to vote at such Special Meeting, or at any postponements or adjournments thereof.

     A FORM OF PROXY IS ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Joseph T. Slechta JOSEPH T. SLECHTA President and Chief Executive Officer

Toronto, Canada January 26, 2004

L.A.M. PHARMACEUTICAL, CORP.

800 Sheppard Avenue West, Commercial Unit 1
Toronto, Ontario
Canada M3H 6B4
(877) 526-7717 or (716) 754-2002

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of L.A.M. Pharmaceutical, Corp. (the “Company”) for voting at the special meeting of stockholders (“Special Meeting”) to be held on March 9, 2004, at 9:00 a.m. at the Ambassador Meeting Room of the Holiday Inn Select, 200 Third Street, Niagara Falls, New York 14303, United States of America, and at any and all postponements or adjournments of such Special Meeting. If the enclosed proxy is properly executed and returned it will be voted at the Special Meeting in accordance with any instructions thereon. If no specification is made the proxy will be voted in favor of the proposals set forth in this Proxy Statement.

     The Board of Directors has fixed the close of business on January 20, 2004, as the record date (“Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Special Meeting, or at any postponements or adjournments thereof. Only stockholders of record of the Company’s Common Stock at the close of business on the Record Date are entitled to vote at the Special Meeting, or at any postponements or adjournments thereof. As of January 16, 2004, the Company had 46,511,924 shares outstanding of $0.0001 par value common stock (“Common Stock”). This Proxy Statement and the enclosed proxy will be sent to stockholders of record on or about January 30, 2004.

     Each share of Common Stock entitles its holder to one vote for each matter to be voted on, and votes may be cast either in person or by proxy. A quorum consisting of one-third of the outstanding shares entitled to vote at the Special Meeting is required in order to conduct the business of the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock, cast in person or by proxy, is required to approve the proposal described in this Proxy Statement. In addition, if any other proposals properly come before the Special Meeting, absent any specific voting requirements for such other proposals, the approval of the holders of a majority of shares cast at the Special Meeting, in person or by proxy, is required to approve such other proposals. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

     Shares of the Company’s Common Stock represented by properly executed proxies that reflect abstentions or “broker non-votes” will only be counted as present for purposes of determining the presence of a quorum at the Special Meeting. “Broker non-votes” represent shares held by brokerage firms in “street-name,” with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against any proposals to be considered at the Special Meeting, but will be counted for purposes of determining if a quorum exists.

     “Street name” stockholders who wish to vote at the Special Meeting will need to obtain a proxy from the institution that holds their shares. In addition, “street name” stockholders who wish to attend the Special Meeting will need to bring evidence of their stock ownership, such as their most recent brokerage statement and a valid picture identification.

     In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by mail, telephone or other means of communication. None of the Company’s directors, officers or employees will receive any compensation for soliciting proxies other than their regular compensation.

     The cost of preparing, printing and mailing the enclosed proxy, accompanying Notice of Special Meeting of Stockholders and this Proxy Statement, and all other costs in connection with solicitation of proxies will be paid by the Company, including any additional solicitation made in person or by mail, telephone or other means of communication. Brokers or other persons holding stock in their names or in the names of their nominees will, upon request, be reimbursed for their actual expenses in forwarding proxies and proxy materials to the beneficial owners of the Company’s shares.

     Whether or not you plan to attend the Special Meeting, please mark, sign and return your proxy card to the Company’s transfer agent at: Corporate Stock Transfer, 3200 Cherry Creek Dr. S., Suite 430, Denver Colorado, 80209, Attention: Proxy Department. Proxy cards should be mailed using the enclosed envelope, which requires no postage if mailed in the United States.

     A list of the stockholders entitled to vote at the Special Meeting will be available at the Company’s principal executive offices located at 736 Center Street, Lewiston, New York 14092 for a period of ten days prior to the Special Meeting and at the Special Meeting itself for examination by any stockholder.

     STOCKHOLDERS WHO EXECUTE PROXIES MAY REVOKE THEM AT ANY TIME BEFORE THEY ARE VOTED EITHER BY WRITING TO THE COMPANY, AT THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. ADDITIONALLY, ANY LATER DATED PROXY WILL REVOKE A PRIOR PROXY FROM THE SAME STOCKHOLDER. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

PROPOSAL 1:

TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO A TOTAL OF 150,000,000 SHARES OF COMMON STOCK .

     The Board of Directors is seeking stockholder approval to increase the Company’s authorized shares of Common Stock.

Current Capital Structure

     As of January 16, 2004, the Company had 46,511,924 outstanding shares of Common Stock, plus outstanding options, warrants and convertible notes that would allow the holders of these securities to purchase approximately 22,872,116 additional shares of the Company’s Common Stock, subject to the availability of a sufficient number of authorized shares of Common Stock upon exercise of these securities. The Company is currently authorized to issue 50,000,000 shares of Common Stock. Under the Company’s current capital structure, the Company has an insufficient number of authorized shares of Common Stock available if all of the Company’s issued convertible securities were to be converted into Common Stock. Accordingly, the Board of Directors has adopted a proposal, subject to stockholder approval, to amend the Company’s Certificate of Incorporation so as to increase the Company’s number of authorized shares of Common Stock. The proposed amendment to the Company’s Certificate of Incorporation is attached to this Proxy Statement as Appendix A.

     The Company needs to increase its authorized shares of Common Stock to accommodate the additional shares of Common Stock that the Company would be required to issue if all of the outstanding options, warrants and convertible securities are exercised or converted. The Company may also need to increase its authorized shares of Common Stock to allow the Company to issue Common Stock as consideration for any acquisitions that may be approved by the Board of Directors and to allow the Company to raise additional capital through the future sale of Common Stock or securities convertible into Common Stock. Due to the lack of any significant revenues, the Company has relied upon proceeds from the private sales of its Common Stock, as well as securities convertible into Common Stock, to meet its funding requirements. Although the Company expects to fund its operations through the sale of its securities until significant revenues are generated from the commercial sale of its products, as of the date of this Proxy Statement the Company had no plans, prospects or agreements with any person with respect to the sale of any of the Company’s securities, including any Common Stock. In addition, the Company has no current plans, prospects or agreements for any acquisitions involving the payment by the Company of its Common Stock.

     Holders of Common Stock are each entitled to cast one vote for each share of Common Stock held of record on all matters presented to stockholders. Cumulative voting is not allowed; hence, the holders of a majority of the outstanding shares of Common Stock can approve or reject any proposal.

     Holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore, and, in the event of liquidation, to share pro rata in any distribution of the Company’s assets after payment of liabilities. The Board of Directors is not obligated to declare a dividend, and it is not anticipated that dividends will be paid until the Company earns a profit.

     The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders’ equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely effect the market price of the Company’s Common Stock. Holders of Common Stock do not have preemptive rights to subscribe for additional shares of Common Stock, if issued by the Company. There are no conversion, redemption, sinking fund or similar provisions regarding the Common Stock. The Board of Directors may issue additional shares of Common Stock only if the action is permissible under Delaware law and the rules of any stock exchange on which the Company’s Common Stock is listed at the time, if the Common Stock is so listed. If additional shares of Common Stock are issued, there would be a dilutive effect on the Company’s per share earnings and on stockholder voting power, unless stockholders purchased additional shares to keep their level of ownership the same.

Vote Required

     For Proposal 1 to be approved, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock, cast in person or by proxy, is required.

     The Board of Directors recommends a vote “FOR” increasing the Company’s authorized number of shares of Common Stock to a total of 150,000,000 authorized shares of Common Stock.

     All proxies solicited by the Board of Directors will be voted in favor of Proposal 1, unless stockholders specify a contrary choice in their proxies.

     If stockholders do not approve the increase in the Company’s authorized Common Stock the Company may not be able to raise additional capital though the sale of additional shares of Common Stock or through the sale of any other securities convertible into Common Stock. The Company may also be prevented from raising capital through the exercise of any of its currently issued convertible securities by the holders thereof due to the lack of a sufficient number of authorized shares of Common Stock.

PROPOSAL 2:

TO VOTE TO ADJOURN THE SPECIAL MEETING IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE ONE OR MORE MATTERS, IN ORDER TO PROVIDE ADDITIONAL TIME TO SOLICIT PROXIES.

     Stockholders are being asked to provide proxies to give the authority, in the discretion of the proxy holders, to vote to adjourn the Special Meeting if there are not sufficient votes at the date of the Special Meeting to approve the increase in the Company’s authorized shares of Common Stock. Approval of this proposal will allow the Company, to the extent that shares voted by proxy are required to approve the proposal to adjourn the Special Meeting, to continue to solicit proxies to determine whether sufficient shares will be voted in favor or against the proposal to increase the Company’s authorized shares of Common Stock, or any other proposal that may properly come before the Special Meeting. If the Special Meeting cannot be adjourned because shares voted by proxy may not be voted in favor of a motion to adjourn the Special Meeting, it may mean that the proposal described in this Proxy Statement will fail, not because such proposal did not receive the votes of a majority of the shares represented at the Special Meeting, but rather because such proposal did not obtain the requisite percentage vote of stockholders in time to be approved by the time of the Special Meeting.

Vote Required

     For Proposal 2 to be approved, the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock cast at the Special Meeting, in person or by proxy, is required.

     The Board of Directors recommends a vote “FOR” adjourning the Special Meeting to solicit additional proxies.

     All proxies solicited by the Board of Directors will be voted in favor of Proposal 2, unless stockholders specify a contrary choice in their proxies.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the number of and percentage of outstanding shares of Common Stock beneficially owned by the Company’s named executive officers and directors, and those stockholders owning more than 5% of the Company’s Common Stock as of January 16, 2004. As of January 16, 2004, the Company had 46,511,924 shares of its Common Stock outstanding.

	Shares of
Name and Address	Common Stock (1)		Percent of Class

Joseph T. Slechta 800 Sheppard Avenue West, Commercial Unit 1 Toronto, Ontario Canada M3H 6B4	5,063,750	(2)	10.0%

Peter Rothbart, M.D. 274 St. Clements Avenue Toronto, Ontario Canada M4R 1H5	3,743,674	(2)(3)	7.9%

Gary M. Nath 6106 Goldtree Way Bethesda, Maryland 20817	3,654,192	(2)	7.8%

All officers and directors as a group (3 persons)	12,461,616	(2)(3)	23.9%

(1)	In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options exercisable within 60 days of the date of this Proxy Statement are deemed outstanding for purposes of determining the total number of outstanding shares for such person, but are not deemed outstanding for such purpose for all other stockholders. To the Company’s knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares.

(2)	Includes shares of Common Stock issuable upon the exercise of options and warrants held by the following persons:

	Common Stock Issuable	Option	Expiration
Name	Upon Exercise of Options	Exercise Price	Date of Options

Joseph T. Slechta	600,000	$0.58	06/05/06
Joseph T. Slechta	100,000	$0.58	01/18/08
Joseph T. Slechta	3,000,000	$0.58	06/30/11
Peter Rothbart	300,000	$0.58	06/05/06
Peter Rothbart	70,000	$0.58	01/18/08

	Common Stock Issuable	Warrant	Expiration
Name	Upon Exercise of Warrants	Exercise Price	Date of Warrants

Joseph T. Slechta	468,750	$0.30 to $0.50	02/28/06
Peter Rothbart	468,750	$0.30 to $0.50	02/28/06
Gary M. Nath	656,250	$0.30 to $0.50	02/28/06

(3)	Includes shares held by the Shasqua Trust, of which Dr. Rothbart may be deemed the beneficial owner.

OTHER MATTERS

     The Board of Directors does not know of any other matters that may be brought before the Special Meeting. In the event that additional matters properly come before the Special Meeting proxies will be voted at the discretion of the proxy holders.

STOCKHOLDER PROPOSALS

     Any stockholder proposal that may properly be included in the proxy solicitation materials for the 2004 Annual Meeting of Stockholders, if such a meeting is held, following the Company’s year ending December 31, 2003, must be received by the Company’s corporate secretary no later than March 1, 2004. All stockholder proposals should be sent to the Company at its principal executive offices located at 736 Center Street, Lewiston, New York 14092, Attention: Corporate Secretary.

     If a stockholder does not seek to have a proposal included in the proxy solicitation materials for the 2004 Annual Meeting of Stockholders, but nevertheless wishes to present a proper proposal for the 2004 Annual Meeting of Stockholders, if such a meeting is held, such proposal must be received by the Company’s corporate secretary no later than March 31, 2004, or the proposal will be considered untimely. If a stockholder proposal is received after March 31, 2004, the Board of Directors may vote in its discretion as to the proposal all of the shares for which the Board of Directors has received proxies for the 2004 Annual Meeting of Stockholders.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     The Company’s Annual Report on Form 10-KSB for the year ending December 31, 2002, as filed with the Securities and Exchange Commission, including the financial statement and schedules thereto, will be sent to any stockholder of the Company, without charge, upon request. Requests for a copy of the Company’s annual report should be addressed to the corporate secretary at the principal executive offices of the Company located at 736 Center Street, Lewiston, New York 14092.

By Order of the Board of Directors,

/s/ Joseph T. Slechta JOSEPH T. SLECHTA President and Chief Executive Officer

Toronto, Canada January 26, 2004

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
L.A.M. PHARMACEUTICAL, CORP

     In accordance with the Section 242 of the Delaware General Corporation Law, L.A.M. Pharmaceutical, Corp. (the “Corporation”) hereby adopts the following amendment to its Certificate of Incorporation:

ITEM I

     The section of the Corporation’s Certificate of Incorporation entitled “Fourth” is hereby deleted in its entirety, and the following language is inserted in lieu thereof:

“Fourth: The corporation shall have the authority to issue one hundred fifty million shares of common stock with a par value of $0.0001 per share.”

ITEM II

     This amendment shall be effective as of the date of the filing of this Certificate of Amendment.

ITEM III

     This amendment was duly adopted and approved of by the unanimous written consent of the Board of Directors of the Corporation on January 7, 2004, and by the affirmative vote of the holders of a majority of the outstanding shares of Corporation’s Common Stock, which vote was taken at the Special Meeting of Stockholders held on March 9, 2004, and which Special Meeting of Stockholders was specifically called for the purpose of adopting this amendment.

ITEM IV

     Except as hereby amended, the Certificate of Incorporation of the Corporation shall remain the same.

     IN WITNESS WHEREOF, this Certificate of Amendment to the Corporation’s Certificate of Incorporation is hereby executed as of this ___________ day of ____________ 2004.

L.A.M. PHARMACEUTICAL, CORP.

Name: Joseph T. Slechta Title: President and Chief Executive Officer

L.A.M. PHARMACEUTICAL, CORP.

800 Sheppard Avenue West, Commercial Unit 1
Toronto, Ontario
Canada M3H 6B4

This Proxy is Solicited by the Board of Directors

     The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders of L.A.M Pharmaceutical, Corp., to be held March 9, 2004, 9:00 a.m. local time, at the Ambassador Meeting Room of the Holiday Inn Select, 200 Third Street, Niagara Falls, New York 14303, United States of America, and hereby appoints Joseph T. Slechta, with full power of substitution, as attorney and proxy to vote all the shares of the undersigned that the undersigned would be entitled to vote if personally present at such Special Meeting upon the matters referred to on this proxy and, in his discretion, upon any other business that may come before such Special Meeting, and at all adjournments thereof, and the undersigned hereby ratifies and confirms all that said attorney and proxy may do or cause to be done by virtue hereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE FOLLOWING PROPOSALS

1.	Proposal 1 — To amend the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock to a total of 150,000,000 shares of Common Stock.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

2.	Proposal 2 — To vote to adjourn the Special Meeting if there are not sufficient votes to approve one or more matters, in order to provide additional time to solicit proxies.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Proposal 3 — To transact such other business as may properly come before the Special Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

(Continued and to be signed on other side)

     The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement.

Dated this day of , 2004.

Signature

Signature

Name(s) (typed or printed)

Name(s) (typed or printed)

Address

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. If a corporation, partnership or other form of legal entity, please sign in the full legal name of such entity by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE SPECIAL MEETING.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.